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                                                                    EXHIBIT 10.7

                 Exhibit 10.7 - SCHEDULE OF ADDITIONAL DIRECTORS'
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               INDEMNIFICATION AGREEMENT ADDITIONAL SIGNATURE PAGE


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                            MANNATECH, INCORPORATED



                                            By:  /s/ Robert M. Henry
                                                 ----------------------------
                                            Name:  Robert M. Henry
                                                 ----------------------------
                                            Title: Chief Executive Officer
                                                  ---------------------------


                                            /s/ Jules Zimmerman
                                            --------------------------------
                                            Jules Zimmerman
                                            Director


                                            /s/ J. Stanley Frederick
                                            --------------------------------
                                            J. Stanley Frederick
                                            Director


                                            /s/ Marlin Ray Robbins
                                            --------------------------------
                                            Marlin Ray Robbins
                                            Director


                                            /s/ Alan D. Kennedy
                                            -------------------------------
                                            Alan D. Kennedy
                                            Director


                                            /s/ John R. Axford Ph.D.
                                            -------------------------------
                                            John R. Axford Ph.D.
                                            Director